19 th Annual BURKENROAD REPORTS Investment Conference April 24, 2015 Joseph M. Bennett EVP & Chief Investor Relations Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Phone: 504.568.1010  |  504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, LA 70130
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In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the
Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions;
increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Fax:

Safe, efficient and compliant operations
New vessels that service all water depths
Solid balance sheet and financial flexibility
Geographic diversity
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What’s Important in a Challenged Market
Strong customer base and relationships
Reasonable CAPX expectations
- Reasonable financial leverage
- Sufficient liquidity
Return capital to shareholders through dividends and
opportunistic share repurchases

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Safe Operations is Priority #1
Stop Work Obligation
Safety performance is 25% of mgt. incentive comp
TOTAL RECORDABLE INCIDENT RATES
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
TIDEWATER DOW CHEMICAL CHEVRON EXXONMOBIL
Operating safely offshore is
like holding a snake by its head.
It’s a task that can’t be turned
loose not for a microsecond or an
accident will strike without pity.

Source: ODS-Petrodata
Note: 37 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 658 in April 2015.
389
232
Prior peak (summer 2008)
Jackups
Floaters
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Too Many Offshore Rigs, but Activity Levels Drive OSV Demand
Rig CIP
Jackups 120
Floaters 84
Other 9
213
0
50
100
150
200
250
300
350
400
450
4/04 4/05 4/06 4/07 4/08 4/09 4/10 4/11 4/12 4/13 4/14 4/15

Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,513 total
vessels for
400+ owners)
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Vessel Population by Owner
(AHTs and PSVs only) Estimated as of April 2015

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Geographic Diversity – Vessel Count by Region
(Excludes stacked vessels –
as of 12/31/14)
Americas
71(27%)
SS Africa/Europe
117(45%)
MENA
46(18%)
Asia/Pac
26(10%)

New Avg. Traditional
Vessels NBV Vessels
Deepwater 11 $26.4M 0
Towing Supply 14 $11.6M 0
Other 1 $6.5M 0
26 0
New Avg. Traditional
Vessels NBV Vessels
Deepwater 33 $28.5M 0
Towing Supply 41 $12.3M 2
Other 36 $1.8M 5
110 7
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A New Fleet that Services All Water Depths
(Excludes stacked vessels –
as of 12/31/14)
New Avg. Traditional
Vessels NBV Vessels
Deepwater 35 20.6M 0
Towing Supply 19 $9.8M 4
Other 9 $3.2M 4
63 8
New Avg. Traditional
Vessels NBV Vessels
Deepwater 12 $17.5M 1
Towing Supply 31 $11.8M 0
Other 0 0 2
43 3
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 12/31/14, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the 18 Traditional vessels is $0.91M at 12/31/14.

Our top 10 customers in Fiscal 2014 (4 Super Majors, 4 NOC’s,
1 IOC’s and 1 independent) accounted for 62% of our revenue
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Strong Customer Base
Current Revenue Mix
Approximately 60% of our
revenue is derived from drilling
support activity and 40% from
non-drilling related activity, such
as support of production and
construction activity
Super Majors
37%
NOC's
22%
Others
41%

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 102 $2,900m $28.4m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 111 $1,667m $15.0m
Other 53 $227m $4.3m
TOTALS: 278 $5,181m
(1)
$18.6m
.
At 12/31/14, 250 new vessels were in our fleet with ~6.8 year average age
Vessel Commitments
Jan. ’00 – December ‘14
(1) ~$4.68b (90%) funded through 12/31/14
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost), and includes
28 vessels under construction (21 Deepwater PSVs, 6 Towing Supply vessels and 1 “Other”)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
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The Largest Modern OSV Fleet in the Industry

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CAPX is Decreasing from Recent High Levels
Fiscal Year
Fiscal 2014 is exclusive of Troms acquisition
Amounts in Fiscal 2015-2017 represent known CAPX on only the
28 vessels and 2 ROVs under construction as of 12/31/14.

As of December 31, 2014
Cash & Cash Equivalents $77 million
Total Debt $1,491 million
Shareholders Equity $2,503 million
Net Debt / Net Capitalization 36%
Total Debt / Capitalization 37%
~$675 million of available liquidity as of 12/31/14, including $600 million of unused capacity under the company’s revolving credit facility.
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Solid Balance Sheet and Financial Flexibility
Our Financial Position Provides Us Strategic Optionality

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Debt Maturities and Covenants as of 12/31/14
Maturities Limited for Several Years
Fiscal Year
Debt Covenants:
1)
2)
Debt/Total Capitalization Ratio of not greater than 55%
EBITDA/Interest coverage of not less than 3.0X

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Return Capital to Shareholders
Consistent Dividends and Opportunistic Share Repurchases
(in millions)
Fiscal Years
~4.0% Current Dividend Yield
Fiscal year 2015 YTD info is through 12/31/14.

Continue to improve upon stellar safety and compliance programs
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
Return capital to shareholders through dividends and
opportunistic share repurchases
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Tidewater’s Strategy
Stay close to our customers
Monitor industry developments to adjust our playbook accordingly
- Cost reduction initiatives
- Maintain/protect liquidity

NEW ORLEANS, LOUISIANA
Worldwide Headquarters
Tidewater Inc.
Pan American Life Center
601 Poydras Street, Suite 1500
New Orleans, Louisiana 70130
P: +1 504 568 1010
HOUSTON, TEXAS
Tidewater Marine, L.L.C.
6002 Rogerdale Road
Suite 600
Houston, Texas 77072-1655
P: +1 713 470 5300
www.tdw.com

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
April
2015
Working Rigs 603 538 658
Rigs Under
Construction
186 118 213
OSV Global
Population
2,033 2,599 3,277
OSV’s Under
Construction
736 367 440
OSV/Rig Ratio
3.37 4.83 4.98
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Drivers of our Business “Peak to Present”

Source: ODS-Petrodata and Tidewater
As of April 2015, there are approximately 440 additional AHTS and PSV’s (~13% of the global fleet) under construction.
Global fleet is estimated at 3,277 vessels, including ~700 vessels that are 25+ yrs old (21%).
Vessels > 25 years old today
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The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of April 2015
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
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Tidewater’s Active Fleet
As of December 31, 2014
242 “New” vessels – 6.6 avg yrs
18 “Traditional” vessels – 25.8 avg yrs
(only 7 OSVs)

Count
Deepwater PSVs 21
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 28
Vessels Under Construction*
As of December 31, 2014
Estimated delivery schedule – 4 remaining in FY ’15, 18 in FY ‘16 and 6 thereafter.
CAPX of $153m remaining in FY ’15, $257m in FY ‘16 and $61m thereafter.
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…and More to Come

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The Upgrading of the Tidewater Fleet
(A 10 Year Review)
Deepwater PSV
Deepwater AHTS
Towing Supply
Fleet information includes active vessels only.
CIP=Construction in Process.
New Fleet is defined as vessels built or acquired since 2000.
Current Future Vintage
DWT CIP Fleet Fleet
5,000-6,000 16 5 21 0
4,000-4,999 14 12 26 0
3,000-3,999 44 4 48 0
<3,000 5 0 5 1
79 21 100 1
Current Future Vintage
BHP New Fleet CIP Fleet Fleet
25,000+ 5 0 5 0
13,500-16,500 7 0 7 0
12 0 12 0
Current Future Vintage
BHP CIP Fleet Fleet
7,000-10,000 36 6 42 0
3,000-6,999 69 0 69 6
105 6 111 6
New Vintage Total
DWT Fleet Fleet Fleet
5,000-6,000 0 0 0
4,000-4,999 4 0 4
3,000-3,999 12 2 14
<3,000 6 4 10
22 6 28
New Vintage Total
BHP Fleet Fleet Fleet
25,000+ 1 0 1
13,500-16,500 6 3 9
7 3 10
New Vintage Total
BHP Fleet Fleet Fleet
7,000-10,000 5 25 30
3,000-6,999 23 146 169
28 171 199
3/31/05 Snapshot 12/31/14 Snapshot
New Fleet
New Fleet

Over a 15-year period, Tidewater has invested ~$5.2 billion in CapEx, and paid out ~$1.3 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$3.9 billion and ~$800 million, respectively.
$ in millions
CFFO
Fiscal Year
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Fleet Renewal & Expansion Largely Funded by CFFO
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
CAPX Dividend Share Repurchase

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity    4.3%       7.2% 12.4% 18.9%     18.3% 19.5%      11.4%      5.0%
4.3%      5.9%      7.0%
Adjusted EPS**
Adjusted EPS**
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History of Solid Earnings and Returns on a Through-Cycle Basis

Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarterly operating
margin of $175.6M at 51.8%
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Total Revenue and Margin
Fiscal 2008-2015
$300 million
$150 million
50.0%
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
43.0%
43.1%
45.6%
44.4%
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$168 million Vessel Margin in Q3
FY2015 (98% from New Vessels)
Q3 FY2015 Vessel Margin: 44%
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Historical Vessel Cash Operating Margins
$0
$25
$50
$75
$100
$125
$150
$175
$200
Q1Q2Q3Q4
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15
Total New
Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3

Utilization stats exclude stacked vessels.
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Active Vessel Dayrates & Utilization by Segment
60%
70%
80%
90%
100%
6/11 12/11 6/12 12/12 6/13 12/13 6/14 12/14
$6,000
$10,000
$14,000
$18,000
$22,000
$26,000
6/11 12/11 6/12 12/12 6/13 12/13 6/14 12/14
Americas Asia/Pac MENA Sub Sah Africa/Eur.

$189 million, or 50%, of Vessel Revenue in Q3 Fiscal 2015
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New Vessel Trends by Vessel Type
Deepwater PSVs
Q3 Fiscal 2015
Avg Day Rate: $29,929
Utilization: 86.1%

$31 million, or 8%, of Vessel Revenue in Q3 Fiscal 2015
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New Vessel Trends by Vessel Type
Deepwater AHTS
Q3 Fiscal 2015
Avg Day Rate: $33,375
Utilization: 83.0%

$122 million, or 32%, of Vessel Revenue in Q3 Fiscal 2015
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New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Q3 Fiscal 2015
Avg Day Rate: $15,647
Utilization: 80.8%

Six work-class ROV’s in current fleet
and two more on order
Commercial operations underway with
additional opportunities in Americas,
SSAE and Asia/Pac
ROV capabilities generating potential
for OSV pull through
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Tidewater’s New Subsea Business